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                                                                EXHIBIT 10.10(a)

                   MASTER POWER PURCHASE AND SALE AGREEMENT

                                  COVER SHEET
                                  -----------

This Master Power Purchase and Sale Agreement ("Master Agreement") is made as of the following date: December 18, 2000 ("Effective Date"). The Master
Agreement, together with the exhibits, schedules and any written supplements hereto, the Party A Tariff, if any, the Party B Tariff, if any, any designated collateral, credit support or margin agreement or similar arrangement between the Parties and all Transactions (including any confirmations accepted in accordance with Section 2.3 hereto) shall be referred to as the "Agreement." The Parties to this Master Agreement are the following:

Name: Southern Company Energy Marketing L.P. ("Southern" or "Party A")

All Notices:

Street: 1155 Perimeter Center West, Suite 130

City: Atlanta, GA        Zip: 30338-5416

Attn: Legal Department
Phone: (678) 579-5072
Facsimile: (678) 579-5820
Duns: 177198629
Federal Tax ID Number: 58-2338667

Invoices:
    Attn: Accounting
    Phone: (678) 578-5060
    Facsimile: (678) 579-5829

Scheduling:
    Attn: Power Scheduling
    Phone: (678) 579-3009
    Facsimile: (678) 579-5767

Payments:
    Attn: Accounting
    Phone: (678) 579-5060
    Facsimile: (678) 579-5829

Wire Transfer:
    BNK: Bank of America, N.A.
    ABA: 111000012
    ACCT: 3751003269

Credit and Collections:
    Attn: Credit Department
    Phone: (678) 579-3414
    Facsimile: (678) 579-5887

With additional Notices of an Event of Default or Potential Event of Default to:
    Attn: Legal Department
    Phone: (678) 579-5072
    Facsimile: (678) 579-5890

Name: Southern Energy Mid-Atlantic, LLC ("SEMIDATL" or "Party B")

All Notices:

Street: 901 F Street, NW 7th Floor

City: Washington, DC      Zip: 20081-0001

Attn: Legal Department
Phone:
      ---------------------------
Facsimile: (202) 737-0716
Duns:
     ----------------------------
Federal Tax ID Number: 58-2574146

Invoices:
    Attn: Accounting
    Phone:
          -----------------------
    Facsimile: (202) 737-0716

Scheduling:
    Attn: Scheduling
    Phone:
          -----------------------
    Facsimile: (202) 737-0716

Payments:
    Attn: Accounting
    Phone:
          -----------------------
    Facsimile: (202) 737-0716

Wire Transfer:
    BNK: Bank Of America, N.A.
    ABA: 111000012
    ACCT: 3751738754

Credit and Collections:
    Attn: Credit Department
    Phone:
          -----------------------
    Facsimile: (202) 737-0716

With additional Notices of an Event of Default or Potential Event of Default to:
    Attn: Legal Department
    Phone:
          -----------------------
    Facsimile: (202) 737-0716

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The Parties hereby agree that the General Terms and Conditions are incorporated herein, and to the following provisions as provided for in the General Terms and
Conditions:

Party A Tariff     Tariff: Rate Schedule No. 1   Dated: 08/13/97     Docket Number: ER97-4166-000

Party B Tariff     Tariff ____________________   Dated _________     Docket Number ______________

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

Article Two
-----------

Transaction Terms and Conditions     [X] Optional provision in Section 2.4. If not checked, inapplicable.

---------------------------------------------------------------------------------------------------------
Article Four
------------

Remedies for Failure                 [ ] Accelerated Payment of Damages. If not checked, inapplicable.
to Deliver of Receive
---------------------------------------------------------------------------------------------------------

Article Five                         [ ] Cross Default for Party A:
------------

Events of Default; Remedies          [ ] Party A:__________________     Cross Default Amount $

                                     [ ] Other Entity:_____________     Cross Default Amount $___________

                                     [ ] Cross Default for Party B:

                                     [ ] Party B:__________________     Cross Default Amount $

                                     [ ] Other Entity:_____________     Cross Default Amount $___________

                                     5.6 Closeout Setoff

                                         [X] Option A (Applicable if no other selection is made.)

                                         [ ] Option B - Affiliates shall have the meaning set forth in the Agreement unless otherwise specified as follows:________
                                             ____________________________________________________________

                                         [ ] Option C (No Setoff)

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Article 8                            8.1 Party A Credit Protection:
---------                                -------------------------

Credit and Collateral Requirements       (a) Financial Information:



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                                         [ ] Option A
                                         [ ] Option B Specify:_________________
                                         [X] Option C Specify: if requested by
                                         Party A, Party B shall deliver within
                                         120 days following the end of each
                                         fiscal year a copy of Party B's audited
                                         consolidated financial statements for
                                         such fiscal year. In all cases the
                                         statements shall be for the most recent
                                         accounting period and prepared in
                                         accordance with generally accepted
                                         accounting principles; provided,
                                         however, that should any such
                                         statements not be available on a timely
                                         basis due to a delay in preparation or
                                         certification, such delay shall not be
                                         an Event of Default so long as Party B
                                         diligently pursues the preparation,
                                         certification and delivery of the
                                         statements.

                                     (b) Credit Assurances:

                                         [ ] Not Applicable
                                         [X] Applicable

                                     (c) Collateral Threshold:

                                         [X] Not Applicable
                                         [ ] Applicable

                                  If applicable, complete the following:

                                  Party B Collateral Threshold: $_________;
                                  provided, however, that Party B's Collateral
                                  Threshold shall be zero if an Event of Default or Potential Event of Default with respect to Party B has occurred and is continuing.

                                  Party B Independent Amount: $____________

                                  Party B Rounding Amount: $_______________

                                     (d) Downgrade Event:

                                         [X] Not Applicable
                                         [ ] Applicable

                                  If applicable, complete the following:

                                         [ ] It shall be a Downgrade Event for
                                             Party B if Party B's Credit Rating
                                             falls below_________ from S&P or
                                             _________ from Moody's or if Party
                                             B is not rated by either S&P or
                                             Moody's.

                                         [ ] Other:
                                             Specify:___________________________

                                     (e) Guarantor for Party B:

                                              Guarantee Amount:________________

                                  8.2 Party B Credit Protection:
                                      --------------------------

                                     (a) Financial Information:


                                                                               3
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                                      [ ] Option A
                                      [ ] Option B   Specify: _______________
                                      [X] Option C Specify: if requested by
                                      Party B, Party A shall deliver within 120 days following the end of each fiscal year a copy of Party A's audited consolidated financial statements for such fiscal year. In all cases the statements shall be for the most recent accounting period and prepared in accordance with generally accepted accounting principles; provided, however, that should any such statements not be available on a timely basis due to a delay in preparation or certification, such delay shall not be an Event of Default so long as Party A diligently pursues the preparation, certification and delivery of the statements.

                                  (b) Credit Assurances:

                                      [ ] Not Applicable
                                      [X] Applicable

                                  (c) Collateral Threshold:

                                      [X] Not Applicable
                                      [ ] Applicable

                              If applicable, complete the following:

                              Party A Collateral Threshold: $ __________;
                              provided, however, that Party A's Collateral
                              Threshold shall be zero if an Event of Default or Potential Event of Default with respect to Party A has occurred and is continuing.

                              Party A Independent Amount: $_________

                              Party A Rounding Amount: $__________

                                  (d) Downgrade Event:

                                      [X] Not Applicable
                                      [ ] Applicable

                              If applicable, complete the following:

                                      [ ] It shall be a Downgrade Event for
                                          Party A if Party A's Credit Rating
                                          falls below _________ from S&P or
                                          ___________ from Moody's or if Party A
                                          is not rated by either S&P or Moody's.

                                      [ ] Other:
                                          Specify:______________________________

                                  (e) Guarantor for Party A:

                                          Guarantee Amount:_____________

--------------------------------------------------------------------------------
Article 10
----------

Confidentiality               [X] Confidentiality Applicable [ ] If not checked,
                                                                 inapplicable.

Schedule M                    [ ] Party A is a Governmental Entity or Public
                                  Power System
                              [ ] Party B is a Governmental Entity or Public
                                  Power System
                              [ ] Add Section 3.6. If not checked, inapplicable


                                                                               4
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                              [ ] Add Section 8.4. If not checked, inapplicable

Dispute Resolution            [X] 10.12.1 Arbitration Proceedings. If not
                                          -----------------------
                                  checked, inapplicable.

                              Any dispute or need of interpretation arising out of this Agreement related to a Settlement Amount or a payment required pursuant to Article 4 shall be submitted, upon request of either Party, to binding arbitration by one arbitrator who has not previously been employed by either Party, is qualified by education or experience to decide the matters relating to the questions in dispute, and does not have a direct or indirect interest in either Party or the subject matter of the arbitration. Such arbitrator shall either be as mutually agreed by the Parties within thirty (30) days after written notice from the Party requesting arbitration, or failing agreement, shall be selected under the commercial arbitration rules of the American Arbitration Association ("AAA"). Such arbitration shall be held in alternating locations of the home offices of the Parties, commencing with Southern's home office, or in any other mutually agreed upon location. The commercial arbitration rules of the AAA shall apply to the extent not inconsistent with the rules herein specified. Either Party may initiate arbitration by written notice to the other Party, and the arbitration shall be conducted according to the following: (i) the hearing shall be conducted on a confidential basis; (ii) at the conclusion of the hearing, each Party will present a suggested resolution to the arbitrator; (iii) the arbitrator may select either suggested resolution or may make his or her own decision, subject to the limitation that the decision must resolve the dispute in a manner consistent with the intent of the Parties as reflected in the terms of this Agreement; (iv) the arbitrator shall issue a confidential written opinion containing his or her decision; (v) each Party shall divide equally the cost of the arbitrator and the hearing and each Party shall be responsible for its own expenses and those of its counsel and representatives; and (vi) any offer made or the details of any negotiation regarding the dispute prior to arbitration and the cost to the Parties of their representatives and counsel shall not be admissible.

                              [X] 10.12.2 Binding Nature of Proceeding. If not
                                          ----------------------------
                                  checked, inapplicable.

                              Each Party understands this Agreement contains an agreement to arbitrate any dispute or need of interpretation related to a Settlement Amount or payment required to Article 4 of this Agreement. Each Party understands it cannot bring a lawsuit concerning any such dispute. Instead, each Party agrees to submit any such dispute to an impartial arbitrator. Any monetary award of the arbitrator may be enforced in any court of competent jurisdiction by the Party in whose favor such monetary award is made.

Other Changes: ______________ Specify, if any: _________________________________




IN WITNESS WHEREOF, the Parties have caused this Master Agreement to be duly executed as of the date first above written.

Southern Company Energy Marketing L.P.   Southern Energy Mid-Atlantic, LLC

By: /s/ Gary J. Morsches                 By: /s/ Gary J. Kubik
    ----------------------------------       ----------------------------------
Name: Gary J. Morsches                   Name: Gary J. Kubik
     ---------------------------------        ---------------------------------
Title: Senior Vice President             Title: Vice President, Chief Financial
      --------------------------------         --------------------------------
                                                Officer and Treasurer
                                               --------------------------------

                                                                               5
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DISCLAIMER:This Master Power Purchase and Sale Agreement was prepared by a committee of representatives of Edison Electric Institute ("EEl") and National Energy Marketers Association ("NEM") member companies to facilitate orderly trading in and development of wholesale power markets. Neither EEl nor NEM nor any member company nor any of their agents, representatives or attorneys shall be responsible for its use, or any damages resulting therefrom. By providing this Agreement EEl and NEM do not offer legal advice and all users are urged to consult their own legal counsel to ensure that their commercial objectives will be achieved and their legal interests are adequately protected.


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